U.S. SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549


                              Form 8-K

                            CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): June 21, 1996


               California Micro Devices Corporation
      ---------------------------------------------------
     (Exact name of registrant as specified in its charter)



    California                   33-399-77              94-2672609
  --------------              ---------------           -----------
State or other jurisdiction    (Commission            (IRS Employer
    of Incorporation)           File Number)    Identification No.)



      215 Topaz Street, Milpitas, CA                  95035-5430
      ------------------------------                 -----------
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   (408)263-3214
                                                      -------------




                        Not Applicable
- - -------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5.     Other Events

On June 21, 1996, the Company reported the release of certain information regarding revenue for its first fiscal quarter, ending June 30, 1996.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 25, 1996


                         CALIFORNIA MICRO DEVICES CORPORATION


                      By:
                         /S/ John E. Trewin
                         __________________________________
                         John E. Trewin
                         Vice President and Chief Financial Officer

                                   NEWS RELEASE

[Company logo design]
California Micro Devices


                    Contacts:  Jeffrey Kalb, President and CEO
                               (408) 934-3106
                               John Trewin, Vice President and CFO
                               (408) 934-3103
                               Roberta Silverstein, Press and Media
                               (408) 934-3141

                               For Immediate Release


CALIFORNIA MICRO DEVICES EXPECTS LOWER FIRST QUARTER SALES

Milpitas, CA, June 21, 1996 -- California Micro Devices Corporation
(NASDAQ NMS: CAMD) (CMD), headquartered here, today announced that it expects that revenue for its first fiscal quarter, ending June 30, 1996, will be lower than the $11.0 million reported for the quarter ended March 31, 1996.
As previously announced, there has been a significant softening in the marketplace, as systems manufacturers adjust inventory levels. This trend has continued through the quarter, confirming the Company's earlier cautionary statements, as customer's orders have been rescheduled to future quarters. Along with the decline in revenues from recent levels CMD has also seen an erosion in margins due to lower operating levels and shift in product mix.
The Company expects to announce first quarter results in late July.

Forward looking statements involve a number of risks and uncertainties including, but not limited to, product demand, pricing, market acceptance, risk of dependence on third party suppliers, intellectual property rights and litigation, risks in product and technology development and other risk factors detailed in CMD's Securities and Exchange Commission filings. Statements contained herein which are not historical facts are forward looking statements. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the risk factors discussed herein, the Company's future actual results could differ materially from those discussed above.

California Micro Devices is a designer, manufacturer and marketer of integrated passive and active electronic components. CMD'S silicon-based, thin film products are smaller, faster and integrate well into the major electronic industry trends toward smaller, portable equipment, higher frequencies and greater functionality.


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